UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

 PURSUANT TO SECTION 13 OR 15(D) OF THE

 SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 17, 2007

SALEM COMMUNICATIONS CORPORATION

 (Exact Name of Registrant as Specified in its Charter)

Delaware	000-26497	77-0121400
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

4880 Santa Rosa Road, Camarillo, California	93012
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (805) 987-0400

Not Applicable

 (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ]Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

ITEM 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

ITEM 9.01

Financial Statements and Exhibits

EXHIBITS

SIGNATURE

EXHIBIT INDEX

EXHIBIT 99.1

Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;

Compensatory Arrangements of Certain Officers.

New Employment Agreement with Evan D. Masyr

On December 17, 2007, Salem Communications Holding Corporation (“HoldCo”), a wholly-owned subsidiary of Salem Communications Corporation (the “Company”), and Evan D. Masyr entered into a new employment agreement pursuant to which Mr. Masyr will continue to serve as the Company’s Senior Vice President and Chief Financial Officer.  The Compensation Committee (the “Committee”) of the Board of Directors of the Company has also approved the terms of Mr. Masyr’s agreement.

The term of Mr. Masyr’s new employment agreement will commence on January 1, 2008, and it is an “at will” agreement with no definite period of employment.  On January 1, 2008, Mr. Masyr’s new employment agreement will supersede and replace the “at will” employment agreement entered into by HoldCo and Mr. Masyr as of January 1, 2005.

The employment agreement provides that, as long as Mr. Masyr remains continuously employed by HoldCo, he will receive a base salary paid at the annual rate of $280,000 effective as of January 1, 2008, a base salary paid at the annual rate of $300,000 effective as January 1, 2009, and a base salary paid at the annual rate of $320,000 effective as of January 1, 2010.  Mr. Masyr will also be eligible for an annual merit bonus in an amount to be determined at the discretion of the Company’s Board of Directors.

Mr. Masyr’s employment agreement generally provides that if his employment is terminated without “cause” (as defined in the employment agreement), HoldCo will pay Mr. Masyr as severance an amount equal to his then base salary for six months.

Mr. Masyr, age 36, has been Senior Vice President and Chief Financial Officer of the Company since July 2007.  From September 2005 to July 2007, Mr. Masyr was Vice President - Accounting and Finance of the Company. From March 2004 to September 2005, Mr. Masyr was the Company’s Vice President of Accounting and Corporate Controller. Prior to that time, Mr. Masyr was Vice President and Corporate Controller of the Company from January 2003 to March 2004. From February 2000 to December 2002, he served as the Company’s Controller. From 1993 to February 2000, Mr. Masyr worked for PricewaterhouseCoopers LLP (formerly, Coopers & Lybrand LLP). Mr. Masyr has been a Certified Public Accountant since 1995.

Mr. Masyr’s employment agreement is filed herewith as Exhibit 99.1 and is incorporated herein by reference into this Item 5.02.

Item 9.01                      Financial Statements and Exhibits.

Item 9.01(c)     Exhibits. The following exhibits are furnished with this report on Form 8-K:

Exhibit No.	Description
99.1	Employment Agreement with Evan D. Masyr dated as of January 1, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SALEM COMMUNICATIONS CORPORATION
Date: December 19, 2007
By: /s/ JONATHAN L. BLOCK
Jonathan L. Block
Vice President and Secretary

EXHIBIT INDEX

Exhibit No.	Description
99.1	Employment Agreement with Evan D. Masyr dated as of January 1, 2008

EXHIBIT 99.1

EMPLOYMENT AGREEMENT

This Employment Agreement (the “Agreement”) is entered into as of January 1, 2008, by and between Evan D. Masyr, an individual (“Executive”), and Salem Communications Holding Corporation, a Delaware corporation (the “Company”).

RECITALS

WHEREAS, the Company is  a wholly owned subsidiary of Salem Communications Corporation (“SCC”);

WHEREAS, Executive holds the position of Senior Vice President & Chief Financial Officer of the Company and, in such capacity, has provided day-to-day senior management and accounting advice to the Company as well as strategic business advice to SCC and its subsidiaries (collectively, “Salem”), all pursuant to an Employment Agreement dated as of January 1, 2005 (the “Old Employment Agreement”);

WHEREAS, the Executive and the Company wish to terminate the Old Employment Agreement and any other prior agreement relating to his employment, effective as of midnight on December 31, 2007 and employ Executive pursuant to the terms of this Agreement effective as of the date of this Agreement;

NOW, THEREFORE, in consideration of the foregoing recitals, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Executive and the Company hereby agree as follows:

1.

Employment by the Company and Term.

(a)

Full Time and Best Efforts.  Executive’s titles shall be Senior Vice President and Chief Financial Officer reporting directly to Chief Executive Officer of Salem.  Executive agrees to perform all duties reasonable and consistent of a person with the titles of Senior Vice President and Chief Financial Officer as the President and the Chief Executive Officer of Salem may assign to Executive from time-to-time.  Executive agrees to devote his or her entire business time, attention and energies to the business of Salem.  Executive also agrees to perform all services hereunder in a manner loyal and faithful to Salem.  With the written consent of the Board of Directors of Salem, Executive may accept paid board or trustee positions for other entities and may accept fees for public speaking and published writings.  Executive may reasonably participate as a member in community, civic, similar organizations and may pursue personal investments that do not interfere with the normal business activities of Salem.  The performance of Executive's duties shall be in Camarillo, California, subject to reasonable travel as the performance of his duties in the business may require.

(b)

Company Policies.  The employment relationship between the parties shall be governed by the general employment policies and practices of the Company and of Salem, including without limitation the policies described in Section 8 of this Agreement, except that when the terms of this Agreement differ from or are in conflict with the Company's or Salem’s general employment policies or practices, this Agreement shall control.

(c)

Term.  Executive’s employment with the Employer is voluntarily entered into, and Executive is free to resign at any time.  It is understood that this Agreement shall not create a contract for any specific term, expressed or implied, of employment.  The relationship of the Employer to Executive shall be one of voluntary employment "at will," with no definite period of employment, regardless of the date or method of payment of wages or salary.  The relationship may be terminated by either Executive or Employer at any time, with or without cause and with or without prior notice.  No person other than the Chief Executive Officer of SCC has authority to enter into an agreement for employment for any specified period of time or to make any agreement contrary to the foregoing, and then only by an agreement in writing signed by him.  Subject to the foregoing, the period of time from the date this Agreement is entered into (“Commencement Date”) until the date it terminates (“Termination Date”) shall be referred to herein as the “Term.”

2.

Compensation and Benefits.

(a)

Cash Salary.  Executive shall receive for services to be rendered hereunder an annual base salary (the "Base Salary") as follows:

(i)

From January 1, 2008 to December 31, 2008, the Base Salary shall be Two Hundred Eighty Thousand Dollars ($280,000);

(ii)

From January 1, 2009 to December 31, 2009, the Base Salary shall be Three Hundred Thousand Dollars ($300,000); and,

(iii)

From January 1, 2010 to December 31, 2010, the Base Salary shall be Three Hundred Twenty Thousand Dollars ($320,000).

(b)

Participation in Benefit Plans.  During the Term, Executive shall be entitled to participate in any group insurance, hospitalization, medical, dental, health and accident, disability, compensation or other plan or program of the Company now existing or established hereafter to the extent that he is eligible under the general provisions thereof. Employer will pay on behalf of Executive and his spouse and dependents monthly group health care premiums.  The Company may, in its sole discretion and from time to time, amend, eliminate or establish additional benefit programs as it deems appropriate.  Executive shall also participate in all fringe benefits offered by the Company to any of its senior executives.  The availability and terms of such benefit plans shall be set by the Board of Directors of the Company, or its designated committee, and may change from time-to-time.  Executive shall be required to comply with all conditions attendant to coverage by the benefit plans hereunder and shall be entitled to benefits only in accordance with the terms and conditions of such plans as they may be enumerated from time to time.  For avoidance of any doubt, Executive will accrue vacation benefits in accordance with the vacation policy set forth in the Employee Handbook of SCC.

(c)

Perquisites.  During the Term, the Company shall provide Executive with the perquisites and any such other benefits as the Board of Directors, or its designated committee, may elect to grant from time-to-time.

(d)

CPA License.  The Company will pay the reasonable expenses associated with maintaining Executive’s State of California CPA license as well as the reasonable expenses associated with any Continuing Professional Education.

3.

Bonuses.  In addition to the other compensation of Executive as set forth herein, and subject to the provisions of Section 4 hereof, Executive shall be eligible for an annual merit bonus in an amount to be determined at the discretion of the Board of Directors of the Company, which bonus may be paid in cash, equity (stock, stock options, restricted stock, etc.) or a combination thereof.  The amount of the annual bonus, if applicable, is not earned until the date of its determination and distribution in the following year.

4.

Termination Of Employment.

(a)

Termination; Payment of Salary.  The Board may terminate Executive's employment with the Company at any time for cause, immediately upon notice to Executive.  In the event that Executive's employment is terminated for “Cause”, Executive shall receive payment for all accrued salary through the Termination Date, which in this event shall be the date upon which notice of termination is given, and the Company shall have no further obligation to pay severance of any kind nor to make any payment in lieu of notice.  In the event that, during the Term, Executive's employment is terminated by the Company other than for “Cause”, in addition to all accrued salary through the Termination Date, the Company shall pay Executive as severance an amount equal to his then Base Salary for six (6) months, less standard withholdings for tax and social security purposes.

(b)

Definition of Cause.  For the purposes of this Agreement, “Cause” shall mean, without limitation, the following:  (A) the death of Executive; (B) any mental or physical impairment which prevents Executive at any time during the Term from performing the essential functions of his full duties for a period of 90 days within any 365 day period and Executive thereafter fails to return to work within 10 days of notice by the Company of intention to terminate (“Disability”); (C) continued gross neglect, malfeasance or gross insubordination in performing duties assigned to Executive; (D) a conviction for a crime involving moral turpitude; (E) an egregious act of dishonesty (including without limitation theft or embezzlement) in connection with employment, or a malicious action by Executive toward Salem; (F) a violation of the provisions of Section 6 hereof; (G) a willful breach of this Agreement; (H) disloyalty; and (I) material and repeated failure to carry out reasonably assigned duties or instructions consistent with Executive’s position.

5.

Executive’s Obligations.

(a)

Confidential Information. Executive agrees that, during the Term or at any time thereafter: (i) Executive shall not use for any purpose other than the duly authorized business of Salem, or disclose to any third party, any information relating to Salem or any of its affiliates which is proprietary to the Company or Salem ("Confidential Information"), including any customer list, contact information, rate schedules, programming, data, plans, intellectual property, trade secret or any written (including in any electronic form) or oral communication incorporating Confidential Information in any way (except as may be required by law or in the performance of Executive’s duties under this Agreement consistent with Company's policies) regardless of whether or not such information has been labeled as “confidential”; and (ii) Executive shall comply with any and all confidentiality obligations of Company to a third party, whether arising under a written agreement or otherwise.

(b)

Work For Hire.

(i)

The results and proceeds of Executive’s services to Company, including, without limitation, any works of authorship resulting from Executive’s services during Executive’s employment with Company and/or any of its

Affiliates and any works in progress resulting from such services, shall be works-made-for-hire and Company shall be deemed the sole owner of any and all rights of every nature in such works, whether such rights are now known or hereafter defined or discovered, with the right to use the works in perpetuity in any manner Company determines in its sole discretion without any further payment to Executive.  If, for any reason, any of such results and proceeds are not legally deemed a work-made-for-hire and/or there are any rights in such results and proceeds which do not accrue to Company under the preceding sentence, then Executive hereby irrevocably assigns and agrees to assign any and all of Executive’s right, title and interest thereto, whether now known or hereafter defined or discovered, and Company shall have the right to use the work in perpetuity in any location and in any manner Company determines in its sole discretion without any further payment to Executive.

(ii)

Executive shall do any and all things which Company may deem useful or desirable to establish or document Company's rights in any such results and proceeds, including, without limitation, the execution of appropriate copyright, trademark and/or patent applications, assignments or similar documents and, if Executive is unavailable or unwilling to execute such documents, Executive hereby irrevocably designates the Chairman of the Board of Directors of SCC or his designee as Executive’s attorney-in-fact with the power to execute such documents on Executive’s behalf. To the extent Executive has any rights in the results and proceeds of Executive’s services under this Agreement that cannot be assigned as described above, Executive unconditionally and irrevocably waives the enforcement of such rights.

(iii)

Works-made-for-hire do not include subject matter that meets all of the following criteria:  (A) is conceived, developed and created by Executive on Executive’s own time without using the Company’s equipment, supplies or facilities or any trade secrets or confidential information, (B) is unrelated to the actual or reasonably anticipated business or research and development of Company of which Executive is or becomes aware; and (C) does not result from any work performed by Executive for Company.

(c)

Return of Property. All documents, data, recordings, equipment or other property, whether tangible or intangible, including all Confidential Information and all information stored in electronic form, obtained or prepared by or for Executive and utilized by Executive in the course of Executive’s employment with Company shall remain the exclusive property of Salem and shall not be removed from the premises of the Company under any circumstances whatsoever without the prior written consent of the Company, except when (and only for the period) necessary to carry out Executive's duties hereunder, and if removed shall be immediately returned to the Company and Salem upon any termination of his employment and no copies thereof shall be kept by Executive.  Upon termination of employment, Executive shall promptly return all of Company’s property to Company.

(d)

Use of Executive’s Name, Image and Likeness.  Company may make use of Executive’s name, photograph, drawing or other likeness in connection with the advertising or the giving of publicity to Company, Salem or a program broadcast or content provided by Company or Salem.  In such regard, Company may make recordings, transcriptions, videotapes, films and other reproductions of any and all actions performed by Executive in his or her capacity as an Executive of Company, including without limitation any voice-over or announcing material provided by Executive (collectively “Executive Performances”).  Company and Salem shall have the right to broadcast, display, license, assign or use any Executive Performances on a royalty-free basis without additional compensation payable to Executive.

(e)

Cooperation. Executive agrees to cooperate with and provide assistance to Salem and its legal counsel in connection with any litigation (including arbitration or administrative hearings) or investigation affecting Salem, in which, in the reasonable judgment of Salem’s counsel, Executive’s assistance or cooperation is needed.  Executive shall, when requested by Salem, provide testimony or other assistance and shall travel at Salem’s request and expense in order to fulfill this obligation.

6.

Noninterference.  While employed by the Company and for a period of six (6) months thereafter, Executive agrees not to interfere with the business of the Company by directly or indirectly soliciting, attempting to solicit, inducing, or otherwise causing any executive, material employee, contractor or client of Salem to terminate his, her or its relationship with Salem in order to enter into a relationship with any other company or entity.

7.

Remedies.  Executive acknowledges that a breach or threatened breach by Executive of any the provisions of Sections 5 or 6 will result in the Company and its stockholders suffering irreparable harm which cannot be calculated or fully or adequately compensated by recovery of monetary damages alone.  Accordingly, Executive agrees that the Company shall be entitled to interim, interlocutory and permanent injunctive relief, specific performance and other equitable remedies, in addition to any other relief to which the Company may become entitled should there be such a breach or threatened breach.

8.

Personal Conduct.  Executive agrees to promptly and faithfully comply with all present and future policies, requirements, directions, requests and rules and regulations of the Company in connection with the Company’s business, including without limitation the policies and requirements set forth in Salem’s Employee Handbook, Code of Ethical Conduct and Financial Code of Conduct.  Executive further agrees to comply with all laws and regulations pertaining to Executive’s employment with the Company.  Executive hereby agrees not to engage in any activity that is in direct conflict with the essential interests of the Company.  Executive hereby acknowledges that nothing set forth in the Employee Handbook, Code of Ethical Conduct or Financial Code of Conduct or any other policy issued by the Company or Salem shall be deemed to create a separate contractual obligation, guarantee or inducement between Executive and the Company.

9.

Indemnification.  Executive shall be entitled to the protection of any insurance policies that Salem may elect to maintain generally for the benefit of its directors and officers against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding (other than any action, suit or proceeding arising under or relating to this Agreement) to which Executive may be made a party by reason of (i) his being or having been a director, officer or employee of the Company or any of its subsidiaries, or (ii) his serving or having served any other enterprise as a director, officer or employee at the request of the Company (the duties described in (i) and (ii) hereof  are collectively referred to herein as the “Indemnified Duties”).  The Company shall indemnify Executive against all costs, charges and expenses incurred or sustained by him in connection with any action, suit or proceeding to which Executive may be made a party by reason of the Indemnified Duties to the fullest extent permitted by law, in effect at the time of the subject act or omission, and shall advance to Executive reasonable attorneys’ fees and expenses as such fees and expenses are incurred (subject to an undertaking from Executive to repay such advances if it shall be finally determined by a judicial decision which is not subject to further appeal that Executive was not entitled to the reimbursement of such fees and expenses).  The Company covenants to maintain during Executive’s employment for the benefit of Executive (in his capacity as an officer of the Company) Directors’ and Officers’ Insurance providing benefits to Executive no less favorable, taken as a whole, than the benefits provided to the senior executives of SCC by the Directors’ and Officers’ Insurance maintained by Salem on the date hereof; provided, however, that the board of directors of SCC may elect to terminate Directors’ and Officers’ Insurance for all officers and directors, including Executive, if the board of directors of SCC determines in good faith that such insurance is not available or is available only at unreasonable expense.

10.

Miscellaneous.

(a)

Notices.  Any notices provided hereunder must be in writing and shall be deemed effective upon the earlier of (1) personal delivery (including personal delivery by telecopy or telex), (2) on the first day after mailing by overnight courier, or (3) on the third day after mailing by first class mail, to the recipient at the address indicated below:

To the Company:

Salem Communications Corporation

4880 Santa Rosa Road

Camarillo, California  93012

Attention:  Jonathan L. Block

To Executive:

Evan D. Masyr

c/o Salem Communications Corporation

4880 Santa Rosa Road

Camarillo, California  93012

or to such other address or to the attention of such other person as the recipient party shall have specified by prior written notice to the sending party.

(b)

Severability.  If any provision of this Agreement is determined to be invalid or unenforceable by a court of competent jurisdiction from which no further appeal lies or is taken, that provision shall be deemed to be severed herefrom, and all remaining provisions of this Agreement shall not be affected thereby and shall remain valid and enforceable.

(c)

Entire Agreement.  This document constitutes the final, complete, and exclusive embodiment of the entire agreement and understanding between the parties related to the subject matter hereof and supersedes and preempts any prior or contemporaneous understandings, agreements, or representations by or between the parties, written or oral, with respect to his employment by Salem.  Without limiting the generality of the foregoing, except as provided in this Agreement, all understandings and agreements, written or oral, relating to the employment of Executive by the Company or the payment of any compensation or the provision of any benefit in connection therewith or otherwise, including without limitation the Old Employment Agreement, are hereby terminated and shall be of no further force and effect.  Notwithstanding anything in this Agreement to the contrary and for avoidance of any doubt, the stock option grants previously made to Executive shall not be terminated, limited or otherwise amended merely as a result of this Agreement.

(d)

Counterparts.  This Agreement may be executed in separate counterparts, any one of which need not contain signatures of more than one party, but all of which taken together shall constitute one and the same agreement.

(e)

Successors and Assigns.  This Agreement is intended to bind and inure to the benefit of and be enforceable by Executive and the Company, and their respective successors and assigns, except that Executive may not assign any of his duties hereunder and he may not assign any of his rights hereunder without the prior written consent of the Company.

(f)

Amendments.  No amendments or other modifications to this Agreement may be made except by a writing signed by both parties.  No amendment or waiver of this Agreement requires the consent of any individual, partnership, corporation or other entity not a party to this Agreement.  Nothing in this Agreement, express or implied, is intended to confer upon any third person any rights or remedies under or by reason of this Agreement.  Notwithstanding anything in this Agreement to the contrary, no person other than the Chief Executive Officer of Salem has the capacity to amend, waive, discharge or terminate the provisions of Section 1(c) relating to the “at will” nature of Executive’s employment, and then, such action may only be taken in writing.

(g)

Attorneys' Fees.  If any legal proceeding is necessary to enforce or interpret the terms of this Agreement, or to recover damages for breach therefore, the prevailing party shall be entitled to reasonable attorney's fees, as well as costs and disbursements, in addition to other relief to which he or it may be entitled.

(h)

Choice of Law.  All questions concerning the construction, validity and interpretation of this Agreement shall be governed by the internal law, and not the law of conflicts, of the State of California.

(i)

Resolution of Disputes.  Company and Executive mutually agree to resolve any and all legal claims arising from or in any way relating to Executive’s employment with Company through mediation or, if mediation does not resolve the claim or dispute within ten (10) days of notice demanding mediation, by binding arbitration under the Federal Arbitration Act subject to the terms and conditions provided below.  Notwithstanding the foregoing, insured workers’ compensation claims (other than wrongful discharge claims) and claims for unemployment insurance are excluded from arbitration under this Agreement.  This Agreement does not prevent the filing of charges with administrative agencies such as the Equal Employment Opportunity Commission, the National Labor Relations Board, or equivalent state agencies.  Arbitration shall be conducted in Ventura County, California in accordance with any of the following, at Executive’s election:  (a) the American Arbitration Association, Employment Rules of Procedure, (b) the Rules of Procedure for Christian Conciliation sponsored by the Christian Legal Society, or (c) the rules of procedure issued by another alternative dispute resolution service mutually acceptable to Executive and Company.  Any award issued in accordance with this Section 10(i) shall be rendered as a judgment in any trial court having competent jurisdiction.  Company shall pay the arbitration fees and expenses, less any filing fee amount the Executive would otherwise have to pay to pursue a comparable lawsuit in a United States district court in the jurisdiction where the dispute arises or state court in the jurisdiction where the dispute arises, whichever is less.  All other rights, remedies, exhaustion requirements, statutes of limitations and defenses applicable to claims asserted in a court of law shall apply in the arbitration.  Executive expressly waives any presumption or rule, if any, which requires this Agreement to be construed against the Company.

/ / /

(j)

Survival; Modification of Terms.  No change in Executive’s duties or salary shall affect, alter, or otherwise release Executive from the covenants and agreements contained herein.  All post-termination covenants, agreements, representations and warranties made herein by Executive shall survive the expiration or termination of this Agreement or employment under this Agreement in accordance with their respective terms and conditions.

IN WITNESS WHEREOF, the parties have executed this agreement effective as of the date first written above.

"EXECUTIVE"

/s/ EVAN D MASYR

Evan D. Masyr

"COMPANY"

SALEM COMMUNICATIONS HOLDING CORPORATION

By:

/s/ EDWARD G. ATSINGER III

Edward G. Atsinger III

Chief Executive Officer

I hereby certify that the terms and conditions of this Employment Agreement have been reviewed and approved by the Compensation Committee of Salem Communications Corporation.

Date:

December 17, 2007

/s/ ROLAND S. HINZ

Roland S. Hinz

Chairman of the Compensation Committee,

Salem Communications Corporation